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                              PURCHASE AGREEMENT


                                By and Between

                          PRECISION AUTO CARE, INC.,

                                  as Seller,

                                      and

                     ZAYAC PROPERTY HOLDING COMPANY, LLLP,

                                   as Buyer



                           Dated as of June 29, 2000


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                              PURCHASE AGREEMENT
                              ------------------


     THIS PURCHASE AGREEMENT ("Agreement") is made as of June 29, 2000, by and between ZAYAC PROPERTY HOLDING COMPANY, LLLP, a Colorado limited liability limited partnership ("Buyer"), and PRECISION AUTO CARE, INC., a Virginia corporation ("Seller").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Seller operates a car wash business in the Denver metropolitan area at nine locations wherein Seller either owns the fee title to the real property or has a leasehold interest to occupy the real property;

     WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller the real property listed on Schedule 1.01 and specific tangible and
                                   -------------
intangible assets used in or held for use in connection with the operation of the nine car washes listed on Schedule 1.01 attached hereto (the "Business").
                              -------------
Because Seller does not own the fee title to the real property at the corner of Leetsdale and Holly location but, rather, a leasehold interest (the "Leetsdale Lease"), Seller desires to assign to Buyer and Buyer desires to assume from Seller the leasehold interest to the Leetsdale Lease; and

     WHEREAS, Seller and Buyer desire to enter into this Agreement to effect the purchase and sale of such real property and assets free and clear of all liens and encumbrances pursuant to the terms set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, agree as follows:

                                  ARTICLE I.

                 PURCHASE AND SALE OF REAL PROPERTY AND ASSETS

     Section 1.01.  Purchase and Sale of Real Property and Assets on the Closing
                    ------------------------------------------------------------
Date.  Subject to the terms and conditions hereof, on the Closing Date (as
----
defined in Section 2.01(a) hereof), Seller shall (i) transfer, sell, convey and deliver to Buyer those certain tracts of real property together with all interests of Seller in any vacated streets or alleys adjacent thereto, all easements and other appurtenances and benefits thereto, all improvements thereon and all attached fixtures, more particularly described on Schedule 1.01 attached
                                                          -------------
hereto (collectively, the "Real Property"), which Real Property shall be free and clear of all liens, liabilities, claims, mortgages, obligations, taxes, assessments or other encumbrances of any kind or nature, except for use restrictions imposed by zoning regulations, easements conveyed to public utilities and access easements which do not materially affect the value of the Real Property ("Liens"), and (ii) assign, transfer, sell, convey and deliver to Buyer all of Seller's right, title and interest in and to specific tangible and intangible assets of Seller necessary for the normal course of business operation of the Business, as they shall exist on the Closing Date (the "Purchased Assets"), free and clear of all Liens, including but not limited to the following:

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

          (a) the tangible and intangible personal property used by Seller currently and customarily used in the course of the Business, including all working inventory, tools, equipment, spare parts, vehicles, machinery, stock, supplies, changer coinage and tokens, licenses of software currently used in the operation of the Business, electronic copies of all documentation, checklists and forms used in the operation of the business, and other items listed on
Schedule 1.01 (to be provided by Seller prior to the Closing Date) and attached
-------------
hereto;

          (b) copies of all books, files, and records in Seller's possession concerning the operation of the Business and all other files necessary to conduct and operate the Business and copies of all title commitments and title policies, surveys, engineering studies and reports, environmental studies and reports and related documents in Seller's possession concerning the Real Property;

          (c) all rights and benefits of Seller in, to and under the Leetsdale Lease; and

          (d)  all goodwill of the Seller related to the Business.

     The Real Property together with the Purchased Assets shall be collectively referred to as the "Property".

     Section 1.02.  Purchase Price.  The Purchase Price shall consist of cash
                    --------------
paid by Buyer to Seller in the amount of $4,900,000.

     Section 1.03.  Manner of Payment.
                    -----------------

          (a) Pursuant to the terms of the Earnest Money Escrow Agreement, Buyer has deposited earnest money in the amount of $100,000 with the Title Company (as defined in Section 6.01(c) hereof), to be held in trust in an interest bearing account accruing to the benefit of Buyer and to be applied to the Purchase Price on the Closing Date or returned to the Buyer in accordance with this Agreement; and

          (b) On the Closing Date, Buyer shall deliver to the Title Company, in the form of a certified check, cashier's check or wire transfer, the sum of $4,800,000 (the "Closing Payment"), subject to Section 1.06.

     Section 1.04.  Allocation of Purchase Price.  The Purchase Price shall be
                    ----------------------------
allocated, by Buyer, as set forth on Schedule 1.04, which shall be delivered to
                                     -------------
Seller by Buyer, no later than July 18, 2000, and subject to Seller's approval, which approval shall not be unreasonably withheld, delayed or conditioned. The approved Schedule 1.04 shall be attached hereto in final form on the Closing Date. The parties hereby agree that the allocation of the Purchase Price shall be controlling for tax purposes and shall be utilized in preparing Internal Revenue Service ("IRS") Form 8594.

     Section 1.05.  No Assumption of Liabilities.  Buyer shall not assume or be
                    ----------------------------
liable for or obligated to pay any debts, liabilities or obligations of any kind related to Seller, the Business or the

Property arising prior to the Closing Date (collectively, "Seller's Liabilities"), including, without limitation, any: (i) accounts payable or liabilities or obligations of any kind to creditors or employees (including any obligations under any employment agreements, profit sharing or other benefit plans) of Seller; (ii) any other liabilities or obligations of Seller related to transactions or occurrences prior to the Closing Date; or (iii) Liens or other existing or contingent obligations related to the Real Property, Purchased Assets or to the Business, the liability for which arose prior to the Closing Date. Seller shall be liable for any state, transfer and other taxes (exclusive of transfer taxes related to the deed for the Real Property) arising from the consummation of the transactions contemplated herein.

     Section 1.06.  Escrow. At Closing, Seller shall deposit with the Title
                    ------
Company, to hold in escrow ("Escrow"), the amount of $25,000 ("Escrowed Funds"). Such Escrowed Funds shall be used to satisfy any matters with respect to which Seller has indemnified Buyer pursuant to the terms of this Agreement. If, and in the event, after Closing, Buyer receives written notice of a claim sought against Seller for any matters with respect to which Seller has indemnified Buyer pursuant to the terms of this Agreement, Buyer shall promptly provide Seller written notification of such a claim. Seller shall have a period of ten
(10) days to assume, discharge, or undertake in good faith the assumption or discharge, including the commencement of an appropriate action to dispute the validity of such claim. In the event Seller fails to so assume, discharge, undertake or dispute the claim within the referenced time period, Buyer may elect to satisfy the obligation with the Escrowed Funds. In the event Buyer elects to so satisfy such a claim, Buyer shall provided written notification to the Title Company directing the Title Company to directly pay such claim. This Escrow has been created as an accommodation to Buyer, to facilitate the smooth transition of the Purchased Assets, and is in no way meant to imply the assumption of any liabilities by Buyer, the assumption of any obligation of Seller to Buyer or by Buyer to satisfy trade payables arising out of the operation of the Business prior to the Closing Date or the release of Seller's obligations with respect to any and all of its debts and liabilities. Sixty
(60) days from the Closing Date, Buyer shall direct, in writing, the Title Company to release the remaining balance, if any, of the Escrowed Funds to the Seller.

                                  ARTICLE II.

                                    CLOSING

     Section 2.01.  Closing. The payment to Seller of the Purchase Price, the
                    -------
delivery of documents set forth in Section 2.02, and the sale of the Property to Buyer, as contemplated herein (the "Closing"), shall take place at 10:00 a.m. on July 21, 2000 at the offices of Hall & Evans, L.L.C., 1200 17th Street, Suite 1700, Denver Colorado or such other place and date as may be agreed upon between the parties (the "Closing Date").

     Section 2.02.  Deliveries on Closing Date.
                    --------------------------

               (a)  Seller's Obligations. On the Closing Date, Seller shall
                    --------------------
deliver to Buyer each of the following documents in form and substance satisfactory to Buyer:

               (1) one or more special warranty deeds conveying to Buyer each of the properties comprising the Real Property, free and clear of any and all Liens, in proper

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          form for recording, duly executed, witnessed and acknowledged, so as to convey to Buyer the fee simple title to the Real Property;

               (2) one or more bills of sale conveying to Buyer all of the Purchased Assets, free and clear of all liens and encumbrances;

               (3) one or more trademark/technology licensing agreement for the use of the "Precision Wash" trademark and the wash technology software currently used by Seller in connection with the Business;

               (4)  DELETED

               (5) a good standing certificate for Seller from the Secretary of State of the Commonwealth of Virginia and a certificate of qualification to do business for Seller from the Secretary of State of the State of Colorado;

               (6) an opinion of Seller's counsel in the form of Exhibit A attached hereto;

               (7) a certificate of the President of Seller that all of the representations and warranties of Seller contained herein are true and correct in all material respects as of the Closing Date (except to the extent that any such representation or warranty relates by its express terms solely to a prior date, in which event such representation or warranty was true and correct as of such date) and that Seller shall have, or have caused to be, performed all covenants, agreements and conditions contained herein to be performed and observed by Seller on or before the Closing Date;

               (8) a certificate of the Secretary of Seller certifying resolutions duly adopted by Seller's Board of Directors and shareholders authorizing the execution, delivery and performance of this Agreement by Seller and certifying that such resolutions are remain in full force and effect;

               (9) copies of all files and records described in Section 1.01(b) hereof;

               (10) a commitment for the issuance of the Title Policy (as defined in Section 6.01(c) hereof);

               (11) assignment and assumption agreement for the Leetsdale Lease;

               (12) obtain free and clear title to the property leased from the Dillon Leasing Company and the Young Electric Sign Company or provide Buyer with a Purchase Price adjustment for the value of the leased property; and

               (13) such other documents, assignments, deeds, bills of sale, instruments of conveyance, and certificates of officers as reasonably may be required by Buyer or the Title Company to consummate this Agreement and the transactions contemplated herein.

          (b)  Buyer's Obligations.  On the Closing Date, Buyer shall deliver to
               -------------------
Seller each of the following documents in form and substance satisfactory to
Seller:

               (1) a certificate executed by Buyer that all of the representations and warranties of Buyer contained herein are true and correct in all material respects as of the Closing Date (except to the extent that any such representation or warranty relates by its express terms solely to a prior date, in which event such representation or warranty was true and correct as of such date) and that Buyer shall have, or have caused to be, performed all covenants, agreements and conditions contained herein to be performed and observed by Buyer at or before the Closing Date; and

               (2) such other documents as reasonably may be required by Seller to consummate this Agreement and the transactions contemplated herein.

          (c)  Payments.  On the Closing Date, Buyer shall pay to Seller the
               --------
payments provided for in 1.03 hereof.

     Section 2.03  Closing Costs.
                   -------------

          (a)  Seller shall pay:

               (1) The costs of the owner's Title Policy, including the costs of any endorsements to the title insurance policy necessary to deliver extended coverage of title insurance;

               (2) The costs, if any, of any survey and environmental reports, previously obtained by Seller and to be provided to Buyer prior to the Closing Date;

               (3) The costs, if any, of curing title defects and recording any curative title documents, if Seller has elected to cure;

               (4) The costs of satisfying any consensual liens made by Seller on the Property;

               (5) The consulting fee payable to Matthew J. Sheedy (including any co-consulting fees payable by Matthew J. Sheedy to other consultants) incurred in connection with the sale of the Property and Business to Buyer, if and when this transaction closes, in accordance with a separate agreement between Matthew J. Sheedy and Seller;

               (6)  One-half of the Title Company's escrow agent's fees;

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

               (7) Seller's consultant and attorneys' fees relating to the sale of the Property; and

               (8) The costs of any transfer fees, loan prepayment fees or penalties and document assignment expenses necessary to consummate the transaction contemplated hereby.

          (b)  Buyer shall pay:

               (1)  The costs of Buyer's due diligence investigations;

               (2) The costs of any supplemental survey(s) or environmental site assessment(s) to be obtained by Buyer, if any;

               (3)  One-half of the Title Company's escrow agent's fees;

               (4)  The costs of the lender's Title Policy;

               (5)  Documentary fee relating to the deed(s);

               (6)  The costs of recording the deed(s);

               (7)  Transfer taxes on the deed(s), if any; and

               (8)  Buyer's attorneys' fees.

                                 ARTICLE III.

                                   COVENANTS

     Section 3.01.  Covenants of Seller.
                    -------------------

          (a)  Conduct of Business by Seller.  Between the date hereof and the
               -----------------------------
Closing Date, Seller agrees that it will (1) conduct the Business diligently, in the ordinary course and in a prudent and businesslike manner, any extraordinary transactions shall require Buyer's written consent; (2) use its best efforts to preserve intact its present business organization, good will and advantageous relationships with all persons having business dealings with Seller; (3) not take any action that could reasonably be expected to adversely affect the transaction contemplated herein, or the Business; and (4) use its best efforts to preserve and maintain in force all of its licenses, permits, registration, contracts and other similar rights.

          (b)  Access to Information.  Upon reasonable notice to Seller, Buyer
               ---------------------
shall have access, during normal business hours, to Seller's books, records, and files related to the Business or the Property, and shall be furnished such information related to the purchase as Buyer may reasonably request for purposes incident to this Agreement; provided, however, that (1) such access shall not unreasonably interfere with Seller's business operations; and (2) in the event the transactions contemplated by this Agreement are not consummated for any reason, Buyer shall promptly return to Seller any and all documents, theretofore furnished by Seller to Buyer. To the extent not previously provided to Buyer, as soon as practical following execution of this Agreement, Seller shall provide to Buyer or give Buyer access to the following documentation:

               (1) Copies of all documents of title to titled property, including exceptions thereto, of any kind or description relating to the Real Property, Purchased Assets and Business;

               (2)  Copies of all Permits and contracts;

               (3) Such other documents as are deemed reasonably necessary by Buyer to carry out its due diligence investigation prior to the Closing Date.

Until the Closing Date, Buyer and its principals will retain all such information regarding the Business in confidence, will not disclose such information to any third party other than to authorized agents, attorneys, accountants, Buyer's banks and other necessary parties without the prior written permission of Seller, and will use such information only for the purposes of completing the transactions contemplated by this Agreement. In addition, any information regarding the Seller and its subsidiaries beyond the scope of the Business being conveyed by Seller to Buyer, shall not be divulged or communicated by Buyer or any of its principals to any other person.

          (c)  Consents and Approvals.  Seller shall use its best efforts at its
               ----------------------
sole expense to acquire all consents and approvals identified as being required on Schedule 4.03 attached hereto by reason of its execution, delivery and
   -------------
performance of this Agreement.

          (d)  Prohibited Transactions.  Between the date hereof and the Closing
               -----------------------
Date, Seller agrees that it will not, without the prior written consent of Buyer, (1) sell, transfer, lease, mortgage, pledge or otherwise encumber or dispose of any of the Real Property or any of the Purchased Assets except in the ordinary course of its business or as specifically contemplated herein; (2) make any change in its articles of incorporation or bylaws; (3) liquidate or dissolve; (4) merge or consolidate with or into any other corporation, or (5) modify, amend, cancel or terminate any contracts relating to the Business.

          (e)  Tax Returns and Tax Clearances.  Seller will prepare or cause to
               ------------------------------
be prepared all income, franchise, sales and other tax returns or reports required by law and promptly make all tax payments which are required through the Closing Date. Seller will cooperate with Buyer's counsel in the submission of any required tax clearance requests to the various state taxing authorities to which Seller is subject and will cooperate with such authorities to facilitate the issuance of all such required tax clearances.

          (f)  Non-Solicitation.  So long as Buyer continues to use its best
               ----------------
efforts to conclude the transactions contemplated herein, neither Seller nor any of its representatives or agents shall directly or indirectly solicit or engage in discussions or negotiations with, or provide any non-public information to or otherwise cooperate with, any other person or entity which seeks to acquire, or expresses an interest in acquiring, all or any substantial part of the Business, nor will Seller directly or indirectly enter into any agreement with or grant any option to any third person or entity in connection with a transaction inconsistent with Buyer's acquisition of the Business; provided, however, that nothing herein will limit Seller's right to engage in any activity, including the disposition of any asset, in the ordinary course of business consistent with past practice.

          (g)  Non-Competition.  Seller hereby covenants with Buyer for a period
               ---------------
of two (2) years from and after the Closing Date that Seller, shall not directly or indirectly, own, manage, operate, join, control, engage or participate in the ownership, management, conduct, operation or control of any corporation, partnership or other business or enterprise ("entity") which operates a car wash within a one mile radius of any of the nine car washes acquired as provided herein. Buyer and Seller agree that the remedy at law for a breach of the foregoing will be inadequate and that Buyer shall be entitled to the injunctive relief restraining Seller or such entity from any breach or anticipated breach hereof, which relief shall be cumulative to other remedies and relief ordinarily available under such circumstances and shall not be construed as an exclusive remedy or relief.

          (h)  Employees.  Seller hereby covenants and agrees to make available
               ---------
the services of William R. Klum, for a period of up to thirty (30) days, and at no cost to Buyer, for purposes of ensuring a smooth transition of the Business. In addition, in the event Buyer desires to hire William R. Klum, or any other employee of the Business, Seller hereby covenants and agrees to release William
R. Klum or any other employee of the Business from any employment or non-competition agreement the Company may currently have with William R. Klum or any other employee of the Business. Furthermore, Seller agrees not to interfere with any negotiations Buyer may have with any employees of the Business, prior to the Closing Date, related to continued employment with Buyer; however, Buyer agrees not to solicit Robert Knuesel for employment.

          (h)  Telephone Services.  -Seller hereby covenants and agrees, for a
               ------------------
period of sixty (60) days after the Closing Date, at no additional cost to Buyer, to maintain all telephone lines currently used in connection with the Business and to forward such lines to telephone numbers designated by Buyer.

          Section 3.02.  Mutual Covenants.  Each of Buyer and Seller will use
                         ----------------
its best efforts to (a) fulfill and satisfy or cause to be fulfilled and satisfied all of the conditions required to be fulfilled and satisfied by Buyer or Seller, respectively, at or prior to the Closing Date, (b) perform or cause to be performed all of the matters required of Buyer at or prior to the Closing Date, and (c) take such steps and do such acts as may be necessary to make all of its representations and warranties contained in this Agreement true and correct as of the Closing Date, with the same effect as if the same had been made, and this Agreement had been dated, as of such closing date.

                                  ARTICLE IV.

                   SELLER'S REPRESENTATIONS AND WARRANTIES'

     As a material inducement for Buyer to enter into and perform its obligations under this Agreement, Seller represents and warrants to Buyer as follows:

     Section 4.01.  Corporate Authority.  Seller is a corporation duly organized
                    -------------------
and validly existing and in good standing under the laws of the Commonwealth of Virginia. Seller is duly qualified to transact business as a foreign corporation in the State of Colorado. Seller has all requisite corporate power and authority to own its properties and to conduct its businesses as currently conducted, and to enter into and perform its obligations under this Agreement and all agreements contemplated hereby. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Seller. This Agreement has been duly executed and delivered by Seller and constitutes the valid and binding obligation of Seller enforceable in accordance with its terms.

     Section 4.02.  No Adverse Proceedings.  There are no court actions,
                    ----------------------
arbitrations or regulatory proceedings pending or, to the best of Seller's knowledge, threatened in which the transfer of the Property or the operation of the Business is sought to be restrained in any way or by which the Business would be adversely affected thereby.

     Section 4.03.  No Restrictions Against Performance.  The execution and
                    -----------------------------------
delivery of this Agreement by Seller and the performance by Seller of the transactions contemplated herein will not violate or conflict with, or constitute a breach or default under, or result in the creation or imposition of any Lien under, (a) the articles of incorporation or bylaws of Seller, (b) any applicable statute, law, regulation or rule, or (c) any contract, instrument, agreement, lease, mortgage, judgment, order, decree or other restriction to which Seller is a party or by which Seller is bound, except that prior written consent to the transaction contemplated herein, must be obtained from the parties listed on the attached Schedule 4.03, Seller hereby agrees to use its best efforts to obtain such consents. No filing with or approval or authorization of any Governmental Authority is required for Seller to enter into and to perform its obligations under this Agreement.

     Section 4.04.  Title; No Liens.  Set forth on Schedule 1.01 attached hereto
                    ---------------                -------------
is a true and complete list of all tangible personal property necessary to operate the Business. Seller has good and marketable title to all the Property and as of the Closing Date will own the Property to be transferred at such closing free and clear of all Liens, rights of first refusal, restrictions or other adverse legal or equitable interests of any kind or nature, except for use restrictions imposed by zoning regulations and easements conveyed to public utilities. All of the Real Property together with the Purchased Assets are in good operating condition and repair with respect to industry standards and are in compliance in all respects with all applicable laws, regulations, orders and ordinances. None of the Property is subject to any pending or, to the best of Seller's knowledge, threatened, adverse change, judicial or regulatory order, ordinance or zoning restriction.

     Section 4.05.  Environmental Matters. Seller has used no Hazardous Material
                    ---------------------
on the Real Property or in connection with the Purchased Assets in violation of any Environmental Law nor has Seller knowingly permitted any other person to do so and, further, Seller is not aware of the presence of any Hazardous Material affecting the Real Property or the Purchased Assets in violation of any Environmental Law. "Environmental Law" means any current legal requirement in effect at the Closing Date pertaining to (a) the protection of health, safety, and the indoor or outdoor environment, (b) the conservation, management, protection or use of natural resources and wildlife, (c) the protection or use of source water and groundwater, (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material or (e) pollution (including any release to air, land, surface water, and groundwater); and includes, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USC 9601 et seq., Solid Waste Disposal Act, as amended by the Resource Conservation Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 USC 6901 et seq., Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 USC 1251 et seq., Clean Air Act of 1966, as amended, 42 USC 7401 et seq., Toxic Substances Control Act of 1976, 15 USC 2601 et seq., Hazardous Materials Transportation Act, 49 USC App. 1801, Occupational Safety and Health Act of 1970, as amended, 29 USC 651 et seq., Oil Pollution Act of 1990, 33 USC 2701 et seq., Emergency Planning and Community Right-to-Know Act of 1986, 42 USC App. 11001 et seq., National Environmental Policy Act of 1969, 42 USC 4321 et seq., Safe Drinking Water Act of 1974, as amended by 42 USC 300(f) et seq., and any similar, implementing or successor law, any amendment, rule, regulation, order or directive, issued thereunder. "Hazardous Material" means any hazardous or toxic substance as defined in or regulated by any Environmental Law in effect at the pertinent date or dates.

     Section 4.06.  Personal Property.  All tangible personal property
                    -----------------
comprising the Purchased Assets is usable or saleable in the ordinary course of business, has been adequately maintained, is in good condition consistent with industry standards, and is functionally adequate for its intended use.

     Section 4.07.  No Other Options.  No person or entity other than Buyer has
                    ----------------
any right or option to purchase Seller's interest in the Property or the Business, except for William R. Klum to whom the business must be re-offered if the Closing Date does not occur before July 31, 2000. There is no other person or entity that has any right, interest or option to the real property subject to the Leetsdale Lease.

     Section 4.08.  Taxes.  All federal, state and other tax returns and reports
                    -----
required to be filed in connection with the Property or the Business have been duly filed by Seller and all taxes and other assessments and levies (including all interest and penalties) including, without limitation, income, franchise, real estate, sales, gross receipts, use and telecommunications excise and service taxes and employee withholding taxes, owed in connection with the Property or the operation of the Business have been paid by Seller. Seller has not waived any statute of limitation with respect to any tax or other assessment or levy applicable to Seller or the Property and all such taxes and other assessments and levies which Seller is required by law to withhold or to collect have been duly withheld and collected and have been paid over to the proper Governmental Authorities or segregated and set aside for such payment and, if so segregated and set aside, shall be so paid by Seller as required by law. Neither the IRS nor any other taxing authority is now asserting or, to the best of Seller's knowledge, is threatening to assert against Seller any deficiency or claim for additional taxes or interest thereon or penalties in connection therewith.

     Section 4.09.  No Misstatements or Omissions.  None of the information or
                    -----------------------------
documents furnished or to be furnished by or on behalf of Seller to Buyer or to any of Buyer's representatives pursuant to this Agreement, including all Exhibits and Schedules hereto, is or will be false or misleading as to any material fact or omits or will omit to state a material fact required to be stated therein or necessary in order to make any of the statements made therein, in light of the circumstances under which they were made, not misleading.

     Section 4.10.  Insurance.  Seller maintains policies of fire, casualty,
                    ---------
liability and other forms of insurance in such amounts and against such risks and losses as are reasonable and adequate for the Property and the Business.
All of the Property is insured under such insurance policies in an amount not less than the actual replacement value thereof against all risks usually insured against by persons operating similar businesses.

     Section 4.11.  Contracts.  Attached hereto as Schedule 4.11 is a true and
                    ---------                      -------------
complete list (or summaries in the case of oral agreements) of all agreements related to the Business or the Property (other than contracts described on other schedules to this Agreement). Each of such contracts has been entered into in the ordinary course of business and is a valid and binding agreement of the parties thereto enforceable against the parties thereto in accordance with its terms. Neither Seller nor, to the best of Seller's knowledge, any other party to any such contract is in default under the terms of any such contract, nor has any event occurred, which, with the passage of time or giving of notice, would constitute such a default of Seller or any such other party.

     Section 4.12.  Undisclosed Liabilities.  There is no claim or liability of
                    -----------------------
any nature whatsoever, whether absolute, accrued, contingent or otherwise, which could have an adverse effect upon the Property or the Business.

     Section 4.13.  Absence of Certain Changes.  Since December 31, 1999, there
                    --------------------------
has not been (a) any adverse change in the Business; (b) any damage, destruction or loss to any of the Property, whether or not covered by insurance, which adversely affected or impaired, or which does or may adversely affect or impair the Property or the Business; or (c) any other transaction, event or condition of any character which has or may have an adverse effect upon the Property or the operation of the Business after the Closing Date.

     Section 4.14.  No Violation.  Seller has no knowledge of any facts or
                    ------------
circumstances which would indicate that it is in default or violation of any of the terms, conditions or provisions of any loan or mortgage affecting the Property or Business, contract, the Leetsdale Lease, or order, rule or regulation of any Governmental Authority having jurisdiction over the Property or the Business, except for a cash flow coverage ratio default under the Seller's loan agreement with FFCA

Acquisition Corporation which will be cured by the application of the proceeds of the sale of the Business on the Closing Date.

     Section 4.15.  Employees.  Buyer has no obligation to employ or hire any
                    ---------
person presently or formerly employed by Seller and Seller shall indemnify and hold Buyer harmless from and against any and all claims whatsoever by any such employee.

     Section 4.16.  Broker's Fees.  Neither Seller nor anyone acting on its
                    -------------
behalf has retained any broker, finder or agent or agreed to pay any brokerage fee, finder's fee or commission with respect to the transactions contemplated by this Agreement, except for the consulting fee payable to Matthew J. Sheedy, by Seller.

     Section 4.17.  Prepayments.   Except for the "frequent wash program" and
                    -----------
"wash tokens," Seller has no customer prepayments for any undelivered and unused goods or services as of the date of Closing or held on deposit by Seller for the benefit of the Company's customers, whether by agreement or contract, oral or written. In the event Seller has any customer prepayments for any undelivered and unused goods or services as of the date of Closing, in excess of $250.00 related to the "frequent wash program" and "wash tokens," Seller hereby agrees that Buyer may charge any amounts, in excess of $250.00, against the Escrow as provided in Section 1.06; provided, however, that Buyer agrees that Seller shall have no obligation to reimburse Buyer for customer prepayments in the form of the "frequent wash program" and "wash tokens" beyond the expiration of the sixty
(60) day period after the Closing Date during which the Escrow will be maintained. Buyer acknowledges that Buyer need not continue to honor the "frequent wash program" or the "wash tokens" issued by Seller prior to the Closing Date, and Seller is agreeing to reimburse Buyer for such expenses during the sixty (60) day period after the Closing Date to facilitate the transition of the Business.

     Section 4.18.  Permits.   Seller has not been issued any licenses, permits,
                    -------
authorizations, certificates, approvals, variances, waivers or consents, or applications for any of the foregoing by the United States, state or local governmental entity or municipality or subdivision thereof or any authority, department, commission, board, agency, court or instrumentality thereof (collectively, the "Governmental Authorities") which are necessary for the operation of the Business or otherwise effect the Purchased Assets or the Real Property, except for boiler permits and inspection certificates.

     Section 4.19.  Financial Data.   The financial data provided by Seller to
                    --------------
Buyer is true, complete and correct and has been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods indicated. The financial data fairly presents the financial condition of the Business and assets and liabilities, whether accrued, absolute, contingent or otherwise, as of the dates indicated and the results of operation of Seller and for the Business, for the periods then ended.

                                  ARTICLE V.

                    BUYER'S REPRESENTATIONS AND WARRANTIES

     As a material inducement for Seller to enter into and perform its obligations under this Agreement, Buyer represents and warrants to Seller as follows:

     Section 5.01.  Authority.  This Agreement has been duly executed and
                    ---------
delivered by Buyer and constitutes the valid and binding obligation of Buyer enforceable in accordance with its terms.

     Section 5.02.  No Adverse Proceedings.  There are no court actions,
                    ----------------------
arbitrations or regulatory proceedings pending or, to the best of Buyer's knowledge, threatened in which Buyer's acquisition of the Property is or is likely to be contested; in which the transfer of the Property is sought to be restrained in any way; or which otherwise affects or could affect Buyer's performance under this Agreement.

     Section 5.03.  No Restrictions Against Performance. The execution and
                    -----------------------------------
delivery of this Agreement by Buyer and the performance by Buyer of the transactions contemplated herein will not violate or conflict with, or constitute a breach or default under, or result in the creation or imposition of any Lien under, (a) any applicable statute, law, regulation or rule, or (b) any contract, instrument, agreement, lease, mortgage, judgment, order, decree or other restriction to which Buyer is a party or by which Buyer is bound.

     Section 5.04.  Broker's Fees.  Neither Buyer nor anyone acting on Buyer's
                    -------------
behalf has retained any broker, finder or agent or agreed to pay any brokerage fee, finder's fee or commission with respect to the transactions contemplated by this Agreement.

                                  ARTICLE VI.

                        CONDITIONS PRECEDENT TO CLOSING

     Section 6.01.  Conditions to Obligations of Seller on the Closing Date.
                    -------------------------------------------------------
This Agreement and the obligations of Seller to consummate the transactions to be consummated on the Closing Date shall be subject to the satisfaction of or waiver by Seller in writing of the following conditions at or prior to the Closing Date:

          (a)  Deliveries.  Buyer shall have delivered to Seller each of the
               ----------
documents specified in Section 2.02(b) hereof and the payments specified in
Section 2.02(c) hereof.

          (b)  Litigation. No action or proceeding shall have been instituted or
               ----------
threatened by third parties against Seller or Buyer to restrain or prohibit or to obtain damages in respect of the transactions contemplated by this Agreement

     Section 6.02.  Conditions to Obligations of Buyer on the Closing Date.
                    ------------------------------------------------------
This Agreement and the obligations of Buyer to consummate the transactions to be consummated on the Closing Date shall be subject to the satisfaction of or waiver by Buyer in writing of the following conditions at or prior to the Closing Date:

          (a)  Third Party Consents. Seller shall have obtained and delivered to
               --------------------
Buyer, at least five (5) days prior to the Closing Date, such consents and approvals of third parties, listed on Schedule 4.03 attached hereto.
                                      -------------

          (b)  UCC Searches. Seller shall have obtained and delivered to Buyer,
               ------------
at least five (5) days prior to the Closing date, UCC (including fixture filings) and state and federal tax and judgment lien searches against the Seller, all dated within thirty (30) days of the Closing Date.

          (c)  No Adverse Change. Between December 31, 1999, and the Closing
               -----------------
Date, the Property shall have no adverse change and the operation of the Business shall not have been stopped or threatened for any cause whatsoever, and there shall not have been:

               (1) any adverse change in the Property or the Business or prospects of the Business;

               (2) any damage, destruction or loss, whether or not covered by insurance, which affects the Property or the operations of the Business; or

               (3) any other event or condition of any character which adversely affects the Property or the Business.

          (d)  Due Diligence; Review of Title Commitment; Environmental Studies.
               ----------------------------------------------------------------
Favorable completion, by July 18, 2000, to Buyer's satisfaction, of Buyer's due diligence investigation, regarding the title commitments delivered by the Title Company (together with copies of all instruments which are exceptions noted therein or conditions to be satisfied), surveys, environmental studies and tests as Buyer may require relating to the Property. Buyer shall have competed its due diligence review with respect to financial issues prior to the execution of this Agreement

          (e)  Title Insurance Policy.  Seller shall deliver to Buyer an ALTA
               ----------------------
Form B owner's and lender's policy of extended coverage title insurance (or comparable owner's form) in the amount of the Purchase Price, insuring marketable fee simple title in Buyer (the "Title Policy"), issued by Title Services Inc. (the "Title Company").

          (f)  Deliveries.  Seller shall have delivered to Buyer each of the
               ----------
documents specified in Section 2.02(a) hereof.

          (g)  Litigation.  No action or proceeding shall have been instituted
               ----------
or threatened by third parties against Seller or Buyer to restrain or prohibit or to obtain damages in respect of the transactions contemplated by this Agreement.

          (h)  Leetsdale Lease.  The Leetsdale Lease shall be assigned to Buyer
               ---------------
and extended for an additional term of sixteen (16) years beyond its current expiration date upon substantially the same terms and conditions currently set forth in the Leetsdale Lease.

          (i)  Financing.  Buyer shall have obtained financing from Bank One, in
               ---------
an adequate amount to close the transaction contemplated herein, and upon such terms and conditions that are acceptable to Buyer.

                                 ARTICLE VII.

                                  INDEMNITIES

     Section 7.01.  Indemnity by Seller.  For a period of two (2) years from the
                    -------------------
Closing Date, Seller shall indemnify and hold Buyer harmless from and against any and all claims, losses, damages, penalties, fines and expenses of every kind and nature (including attorneys' fees) incurred by Buyer, directly or indirectly, arising out of or resulting from (1) any misrepresentation or breach of any warranty, representation or agreement of Seller under this Agreement, or
(2) any and all of Seller's Liabilities (as defined in Section 1.05 hereof); provided however, there shall be no such limitations period in the event Buyer suffers damages as a result of the fraudulent acts of Seller and/or its directors or as a result of tax liabilities, environmental issues, human resource issues or title issues not covered by title insurance, for which the applicable statute of limitations shall apply. In the event of a claim arising on account of a misrepresentation or breach of any warranty, representation or agreement of Seller under this Agreement, Seller shall cure any default, within ten (10) days of receiving such notice of default from Buyer.

     Section 7.02.  Indemnity by Buyer.  For a period of two (2) years from the
                    ------------------
Closing Date, Buyer shall indemnify and hold Seller harmless from and against any and all claims, losses, damages, penalties, fines and expenses of every kind and nature (including attorneys' fees) incurred by Seller, directly or indirectly, arising out of or resulting from any misrepresentation or breach of any warranty, representation, or agreement of Buyer under this Agreement.

     Section 7.03.  Indemnity Conditions.  Each party shall promptly notify the
                    --------------------
other party in writing upon learning of any matter with respect to which the other party is obligated to defend, indemnify or hold harmless under this Agreement. The indemnifying party shall respond in writing within fifteen (15) days of receipt of such notice stating whether or not it intends to defend or contest such matter. If the indemnifying party elects to defend or contest such matter, it shall pay all costs and expenses of every kind related thereto, including any damages, losses, or amounts paid in settlement. Such defense or contest shall be conducted by the indemnifying party's counsel, although the other party shall have the right to participate in any proceedings at its own cost and expense. If the indemnifying party declines to defend or contest such matter, or fails or refuses to notify the other party of its intention to do so, the other party shall have the right to defend or contest such matter by its counsel, in which event the indemnifying party shall be bound by the results of such proceedings, including settlement, and shall pay, or reimburse the other party, at the other party's election, all costs and expenses of every kind related thereto, including any damages, losses and amounts paid in settlement. The party seeking indemnification shall fully cooperate with the indemnifying party in the defense or settlement of any such matter.

                                 ARTICLE VIII.

                                 MISCELLANEOUS

     Section 8.01.  Risk of Loss.  Seller shall bear all risk of loss of, or
                    ------------
damage to, the Property on and prior to the Closing Date. Buyer shall bear all risk of loss of or damage to the Property after the Closing Date.

     Section 8.02.  Cooperation.
                    -----------

               (a) On the Closing Date and from time to time thereafter upon request, each party shall execute and deliver to the other such additional instruments as may be necessary to complete or carry out the transactions contemplated herein or as may otherwise be reasonably required in connection with the transactions provided for in this Agreement.

               (b) In the event Buyer determines within three (3) years after the Closing Date that an audit of the affairs or transactions that occurred prior to the Closing Date related to the Property is necessary because of positions taken by Buyer's independent accountants or by any governmental agency, Seller agrees to permit and reasonably assist in such audit, which shall be conducted at the sole expense of Buyer.

     Section 8.03.  Expenses.  Each party shall bear and pay all expenses
                    --------
incurred by such party in connection with the preparation, negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby, including without limitation, the charges of its respective consultants, engineers, counsel, advisors, brokers and finders.

     Section 8.04.  Termination.
                    -----------

               (a) Anything herein to the contrary notwithstanding, this Agreement may be terminated at any time before the date of the Closing Date as follows:

                    (1)  By mutual written consent of Seller and Buyer.

                    (2) By Buyer, by delivery of written notice of such termination to Seller, if Buyer in good faith determines that any condition set forth in Section 6.02 hereof is incapable of being met, after Buyer has given Seller written notice of its intent to terminate this Agreement and fifteen (15) calendar days in which to satisfy the relevant condition.

                    (3) By either party hereto, by delivery of written notice of such termination to the other party, if, prior to the Closing Date, the other party defaults in any respect in the observance or in the due and timely performance of any of its covenants or agreements herein contained or if any representation or warranty of the other party is not, or on the Closing Date will not be, true and correct in all respects, and such default or untrue representation shall not have been cured within ten
               (10) days of the date of notice thereof served by the party claiming such default or untrue representation; or

                    (4) By either party hereto, by delivery of written notice of such termination to the other party, if any action or proceeding shall have been instituted or threatened by third parties against Seller or Buyer to restrain or to prohibit or to obtain damages in respect of the transactions contemplated by this Agreement.

          (b) Except for the confidentiality obligations contained in Section 3.01(b) hereof, which shall survive any termination of this Agreement, upon the termination of this Agreement pursuant to this Section 8.05, the parties shall be released and discharged from any further obligation hereunder; provided, however, that the termination of this Agreement under this Section 8.05 shall not relieve any party of any liability for breach of this Agreement prior to the date of termination.

     Section 8.05.  Survival.  The representations and warranties in this
                    --------
Agreement and in any document delivered pursuant to this Agreement shall survive the consummation of the transactions contemplated hereby for a period of two (2) years following the Closing Date, and all inspections, examinations or audits made by or on behalf of either party hereto, but only as expressly set forth herein; provided however, there shall be no such limitations period in the event Buyer suffers damages as a result of the fraudulent acts of Seller and/or its directors or as a result of tax liabilities, environmental issues, human resource issues or title issues not covered by title insurance, for which the applicable statute of limitations shall apply.

     Section 8.06.  Waiver.  Either party may waive or modify any term or
                    ------
condition of this Agreement, the performance of which by the other party would have been to its benefit, but any such waiver shall be in writing and duly delivered to the other party. No failure or omission to act shall be deemed a waiver of either party's right to insist upon full and complete performance of this Agreement by the other party.

     Section 8.07.  Notices.  Any notice required or desired to be given
                    -------
hereunder shall be in writing and shall be considered effective when delivered, if by personal delivery, upon receipt, if sent by FAX, which FAX has been telephonically confirmed, before 5:00 p.m. local time of the recipient on a business day, upon delivery, or if not, at 9:00 a.m., local time on the next business day, or upon first attempted delivery after mailing by certified mail, return receipt requested, postage prepaid, addressed as follows:

     To Seller:

          PRECISION AUTO CARE, INC.
          Attn: Charles L. Dunlap, President
          748 Miller Drive, S.E.
          Leesburg, Virginia 20175
          Phone: (703) 777-9095
          Fax: (703) 771-7108

     With Copy To:
     (which shall not constitute notice)
          Miles & Stockbridge P.C.
          Attn: Cynthia C. Allner
          10 Light Street
          Baltimore, Maryland 21202
          Phone: (410) 385-3683
          Fax: (410) 385-3700

     To Buyer:

          ZAYAC PROPERTY HOLDING COMPANY, LLP
          Attn: John R. Zayac
          950 South Cherry St., Suite 300
          Denver, Colorado 80246
          Phone: (303) 758-4000
          Fax: (303) 758-6300

     With Copy To:
     (which shall not constitute notice)

          Hall & Evans
          Attention: C. Chandler Lippit
          1200 17th Street, Suite 1700
          Denver, Colorado 80202
          Phone: (303) 628-3447
          Fax: (303) 628-3368

     Section 8.08.  Deleted

     Section 8.9.   Independent Contractors.  The parties to this Agreement are
                    -----------------------
independent contractors, and neither party nor any officer, employee, agent, servant or independent contractor of either party or either party's parent, subsidiary or affiliate shall at any time be deemed to be an employee or agent of the other party for any purpose whatsoever.

     Section 8.10.  Performance Not Contrary to Law.  Nothing herein shall be
                    -------------------------------
construed to require the performance by either party of any act contrary to law; and, in the event of conflict between any provision hereof and any law or governmental regulation, the latter shall prevail; and in such event, the affected portions of this Agreement shall be deemed amended to the extent necessary to conform to the requirements of such law or governmental regulation.

     Section 8.11.  Headings.  The headings used herein are for convenience only
                    --------
and shall not limit or affect in any way the meaning or interpretation of this Agreement.

     Section 8.12.  Governing Law.  This Agreement shall be governed by and
                    -------------
interpreted in accordance with the substantive laws of the State of Colorado without regard to its provisions on conflict of laws.

     Section 8.13.  Schedules and Exhibits.  The schedules and exhibits are a
                    ----------------------
part of this Agreement and are incorporated herein by this reference.

     Section 8.14.  Attorneys' Fees.  In the event any proceeding is brought by
                    ----------------
one party against the other to enforce or for the breach of any of the provisions of this Agreement, the prevailing party, as determined by the dispute resolution authority, shall be entitled in such proceeding and in any appeal therefrom to recover reasonable attorneys' fees, together with the costs of such proceeding therein incurred.

     Section 8.15.  Entire Agreement.  This Agreement and the schedules,
                    ----------------
exhibits and documents delivered hereunder contain the entire agreement between the parties with respect to the subject matter covered herein and therein, and supersede all prior agreements (oral or written), negotiations and discussions between the parties relating thereto.

     Section 8.16.  Execution in Counterparts.  This Agreement may be executed
                    -------------------------
in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     Section 8.17.  Default.  Time is of the essence in this Agreement.  Failure
                    -------
by either party to perform any covenant or condition of this Agreement, other than those having a specified time for performance, within thirty (30) days after the giving of written notice of said default by the non-defaulting party shall constitute a default. In the event the default is of such a nature that it cannot be completely remedied within a thirty (30) day period, the defaulting party shall not be considered to be in default if the defaulting party begins correcting the claimed default within the thirty (30) day period and thereafter proceeds with reasonable diligence and in good faith to effect the remedy as soon as practicable.

               (a)  Buyer Default - Liquidated Damages.  If Buyer is in default,
                    ----------------------------------
          Seller may elect to treat this Agreement as cancelled, in which case all payments and things of value received hereunder shall be returned and Seller may recover such damages as may be proper, or Seller may elect to treat this Contract as being in full force and effect and Seller shall have the right to specific performance or damages, or both.

             (b)    Seller Default - Specific Performance. If Seller is in
                    -------------------------------------
     default, Buyer may elect to treat this Agreement as cancelled, in which case all payments and things of value received hereunder shall be returned and Buyer may recover such damages as may be proper, or Buyer may elect to treat this Contract as being in full force and effect and Buyer shall have the right to specific performance or damages, or both.

     Section 8.18.  Third-Party Beneficiary.  This Agreement is solely for the
                    -----------------------
benefit of the parties and their respective successors and permitted assigns, and no other person has any right, benefit, priority or interest under, or because of the existence of, this Agreement.

     Section 8.19.  Assignments.  The rights and obligations of the parties
                    -----------
hereto shall not be assignable, without the parties prior written consent. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 8.20.  Notice of Assignment.  Buyer shall give Seller ten (10) days
                    --------------------
prior written notice of any assignment or designation of its rights or obligations hereunder to an entity controlled by John R. Zayac, provided that Seller's consent shall be required prior to any assignment of this Agreement to any other person.

     Section 8.21.  Approvals and Consents.  If any provision hereof requires
                    ----------------------
the approval or consent of any party to any act or omission, such approval or consent is not to be unreasonably withheld or delayed except as set forth herein.

     Section 8.22.  Construction.  Unless the context of this Agreement clearly
                    ------------
requires otherwise: references to the plural include the singular and vice versa; references to any person include such person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement; references to one gender include all genders; "including" is not limiting; "or" has the inclusive meaning represented by the phrase "and/or"; the words "hereof," "herein," "hereby," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; article, section, subsection, Exhibit and Schedule references are to this Agreement unless otherwise specified; and reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof.

     Section 8.23.  Counterpart Facsimile Execution.  For purposes of executing
                    -------------------------------
this Agreement, a document signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, any facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement or any amendment or other document executed in compliance with this Section.

     Section 8.24.  Failure or Delay.  No failure on the part of any party to
                    ----------------
exercise, and no delay in exercising, any right, power or privilege hereunder operates as a waiver thereof; nor does any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. No notice to or demand on any party in any case entitles such party to any other or further notice or demand in similar or other circumstances.

     Section 8.25.  Further Assurances.  The parties will execute and deliver
                    ------------------
such further instruments and do such further acts and things as may be required to carry out the intent and purpose of this Agreement.

     Section 8.26.  Remedies Cumulative.  Each and every right granted hereunder
                    -------------------
and the remedies provided for under this Agreement are cumulative and are not exclusive of any remedies or rights that may be available to any party at law, in equity, or otherwise.

     Section 8.27.  Submission to Jurisdiction.  ANY LEGAL ACTION OR PROCEEDING
                    --------------------------
WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF COLORADO OR ANY COURT OF THE UNITED STATES OF AMERICA FOR THE DISTRICT OF COLORADO AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF SUCH COURTS. THE PARTIES IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.



                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                   SELLER:
                                   PRECISION AUTO CARE, INC.


                                   By_____________________________________
                                   CHARLES L. DUNLAP, President


                                   BUYER:
                                   ZAYAC PROPERTY HOLDING COMPANY, LLP


                                   By_____________________________________
                                   JOHN R. ZAYAC, its General Partner

                                   EXHIBIT A

                            Seller's Legal Opinion
                            ----------------------


1.   Opinion of Seller's general counsel.

2.  Opinion of Seller's Colorado counsel.

                                 SCHEDULE 1.01

               Real Property and Tangible and Intangible Assets
               ------------------------------------------------

See Attached.

                                 SCHEDULE 1.04

                         Allocation of Purchase Price
                         ----------------------------


See Attached (to be provided no later than July 18, 2000)

                                 SCHEDULE 4.03

                        Seller's Consents and Approvals
                        -------------------------------


3.   Consent of First Union National Bank.

4.   Consent of FFCA Acquisition Corporation.

5.   Consent of Landlord of Leetsdale Lease.

                                 SCHEDULE 4.11

                                   Contracts
                                   ---------


1.   Dillon Leasing Company

2.   Young Electric Sign Company